Exhibit 99.4 SHANGHAI INTECH-TRON ELECTRIC AND ELECTRONICS CO., LTD. September 30, 2008 and 2007

Page

Condensed Consolidated Balance Sheets as of September 30, 2008 and December 31, 2007	2

Unaudited Condensed Consolidated Statements of Income and Comprehensive Income for the nine- and three-month periods ended September 30, 2008 and 2007	3

Unaudited Condensed Consolidated Statements of Cash Flows for the nine month period ended September 30, 2008 and 2007	4

Notes to Unaudited Condensed Consolidated Financial Statements	5

SHANGHAI INTECH-TRON ELECTRON-ELECTRIC CO., LTD

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2008	December 31, 2007
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$411,316	$278,925
Accounts receivables, net of allowances of $217,483 and $202,436, respectively	1,929,314	3, 274,813
Notes receivable	226,877	152,544
Inventories	774,295	1,080,002
Income tax receivable	7,682	-
Advances to suppliers	21,703	1, 546
Prepaid and other current assets	224,285	128, 667

Total current assets	3,595,472	4,916,497

Property, plant and equipment, net of depreciation of $362,714 and $298,398, respectively	158,520	175,608
Other assets	3,494	-
Total assets	$3,757,486	$5,092,105

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$962,839	$974,420
Accrued expenses	422,943	365,167
Taxes payable	29,717	93,669
Related parties payable	1,015,77 3	2,756,536
Total current liabilities	2,431,272	4,189,792

Total liabilities	2,431,272	4,189,792

Minority interest	-	118,007

Stockholders’ equity
Common stock (No Par Value: 100,000,000 shares authorized;
3,132,466 and 2,047,363 shares issued and outstanding, respectively)	643,640	384,123
Retained earnings	494,478	354,424
Accumulated other comprehensive income	188,096	45,759
Total stockholders’ equity	1,326,214	784,306

Total liabilities and stockholders’ equity	$3,757,486	5,092,105

See accompanying notes to the condensed consolidated financial statements.

SHANGHAI INTECH-TRON ELECTRON-ELECTRIC CO., LTD

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND

COMPREHENSIVE INCOME

	For t he Nine Months Ended		For t he Three Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Revenue

Regular sales, net of returns of $0 in 2008 and $0 in 2007	$3,616,153	$2,966,892	$1,410, 475	$1,187,069

Cost of goods sold	2,599,422	2,255,919	1,066,669	906, 630

Gross profit	1,016,731	710,97 3	343,806	280,439

Operating Expenses
Other selling, general and administrative expenses	865,875	501,111	226,959	209,824
Depreciation	41,206	87,957	14,030	29,756

Total operating expenses	907,081	589,068	240,989	239,580

Net operating income	109,650	121, 905	102,817	40,859

Other Income (expenses)
Interest income	1,276	553	549	138
Other income	36,70 8	24,186	546	7,587

Total other income (expenses)	37,984	24,739	1,095	7, 725

Income from continuing operations before income taxes	147,634	146,644	103,912	48, 584
Income taxes benefit/ (expense)	(53,999)	(74,163)	(10,512)	(30,387)

Net income	93,635	72,481	93,400	18, 197

Other comprehensive income
Foreign currency translation	79,709	45,814	65,473	27,807
Comprehensive income	$173,344	$118,295	$158,873	$46, 004

See accompanying notes to the condensed consolidated financial statements.

SHANGHAI INTECH-TRON ELECTRON-ELECTRIC CO., LTD

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For t he Nine Months Ended
	September 30,
	2008	2007
Cash flows from operating activities
Net income	$93,635	$72,481
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	41,206	87,957
Changes in operating assets and liabilities:
Accounts receivable	1,483,477	(244,007)
Inventories	375,248	418,326
Income tax receivable	(7,468)	7,291
Advances to suppliers	(19,566)	(19,867)
Prepaid and other current assets	(83,578)	(81,616)
Accounts payable	(1,973,211)	42,775
Accrued expense	32, 965	(158,339)
Income tax payable	(68,942)	(246,094)
Net cash used in operating activities	(126,234)	(121,093)

Cash flows from investing activities
Capital expenditure	(15,301)	(13,933)

Net cash used in investing activities	(15,301)	(13,933)

Cash flows from financing activities
Proceeds from issuance of common stock	250,087	-

Net cash flows provided by financing activities:	250,087	-

Effect of exchange rate changes on cash	23,839	9,436

Net increase (decrease) in cash	132,391	(125,590)

Cash- beginning of period	278,925	300,685

Cash- end of period	$411,316	$175,095

Supplemental disclosure of non cash investing and financing activities:
Stock based compensation expense	$-	$-
Interest paid in cash	$-	$-
Income taxed paid in cash	$46,228	$70,731

See accompanying notes to the condensed consolidated financial statements

SHANGHAI INTECH-TRON ELECTRON-ELECTRIC CO., LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1.

ORGANIZATION AND PRINCIPAL ACTIVITIES

Shanghai Intech-Tron Electron-Electric Co., Ltd is a Sino-foreign equity joint venture which is invested and established jointly by Shanghai Dechuang Electric& Electronics Co., Ltd and Worldwide Energy And Manufacturing USA, INC. The company mainly focuses on the power electronics research and manufacturing with switching power supply as the leading product, and has earned official accreditation of IS09001 Quality Management System.

Shanghai Intech-Tron Electron-Electric Company provides the products primarily in the switching power complied with industry standard, switching power supply for power automation equipment, high-voltage laser power and the applied range of products. Intech-Tron also provides the service on the designing and manufacturing of OEM/ODM Order of switching power supply products. Some products have acquired the product professional certificate of UL, TUV and CCC. The company is located in the Changzheng Industry Park and the workshop occupies 2600 square meters with more than 200 staffs. Additionally, Intech-Tron has its own advanced manufacturing and inspection equipment. Established the ‘Electrical Power Research & Development Center’ with American CUI company, Intech-Tron has a business advantage on professional power research and development, manufacturing and sales as one of the professional electrical company with largest scale in Shanghai.

Shanghai Intech-Tron Electron-Electrical Company is the professional electrical company with 15 years history, which brand and product quality has been recognized in this field. In the future, the company will perfect the modern management systems, increase the technical investment and strengthen products management, win the customer with good prestige and advanced management.

SHANGHAI INTECH-TRON ELECTRON-ELECTRIC CO., LTD

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(a) Basis of Preparation

The financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of the Company. This basis of accounting differs in certain material respects from that used for the preparation of the books and records of the Company, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC (“PRC GAAP”) the accounting standards used in the place of their domicile.

(b) Economic and Political Risks

The Company's operations are conducted in the PRC. Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation.

(c) Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over the assets' estimated useful lives, using the straight-line method. Estimated useful lives of the property, plant and equipment are as follows:

Land and buildings	20 years
Machinery and production equipment	8 years
Railway	20 years
Motor vehicles	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 (d) Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

There was no impairment of long-lived assets as of December 31, 2007 and 2006.

(e) Inventories

Inventories consist of finished goods of manufactured products.  Cost is stated at the lower of cost or market on a first-in, first-out (FIFO) basis.  The Company has not recorded an allowance for slow-moving or obsolete inventory.  Obsolete inventory at December 31, 2007 and 2006 was minimal.

.

 (f) Accounts Receivable

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

(g) Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

(h) Advances to Suppliers

Advances to suppliers represent the cash paid in advance for purchasing of inventory items from suppliers.

(i) Fair Value of Financial Instruments

The Company's financial instruments include cash and cash equivalents, accounts receivable, related party receivables, advances to suppliers, other receivables, taxes payable, accounts payable and notes payable. Management estimates that the carrying amounts of the non-related party financial instruments approximate their fair values due to their short-term nature.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(j) Revenue Recognition

The Company recognizes revenues in accordance with the guidelines of the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104 “Revenue Recognition”.  The Company recognizes revenue from product sales when the orders are completed and shipped, provided that collection of the resulting receivable is reasonably assured.  Amounts billed to customers are recorded as sales while the shipping costs are included in cost of sales. Returns on defective custom parts may only be exchanged for replacement parts within 30 days of the invoice date.  Returns on defective catalogue parts, which can be resold, may be exchanged for replacement parts or for a refund.  Revenue from non-refundable customer tooling deposits is recognized when the materials are shipped or when the deposit is forfeited, whichever is earlier.

(k) Foreign Currency Translation

Transaction gains and losses result from a change in exchange rates between the functional currencies in which a foreign currency transaction is denominated.  They represent an increase or decrease in (a) the actual functional current cash flows realized upon settlement of foreign currency transactions and (b) the expected functional currency cash flows on unsettled foreign currency transactions.  All transaction gains and losses are included in other income or expense.  For all years presented, sales to customers were primarily denominated in U.S. dollars.

Assets and liabilities of Intech are translated into U.S. dollars at the prevailing exchange rate in effect at each period end.  Revenue and expenses are translated into U.S. dollars at the average exchange rate during the reporting period.  Contributed capital is translated into U.S. dollars at the historical exchange rate when capital was injected.  Any difference resulting from using the current rate, historical rate, and average rate in determination of retained earnings is accounted for as a translation adjustment and reported as part of comprehensive income or loss in the equity section.  Exchange differences are recognized in the income statement in the period in which they occur.

 The exchange rates adopted are as follows: -

	09/30/2008	09/30/2007
Year end RMB exchange rate	6.79	7.29
Average yearly RMB exchange rate	6.98	7.66

No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the rates used in translation.

(l) Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 (m) Income Taxes

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standard (“SFAS”) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

(n) Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141R, "Business Combinations" ("SFAS No. 141R"). SFAS No. 141R amends SFAS 141 and provides revised guidance for recognizing and measuring identifiable assets and goodwill acquired, liabilities assumed, and any noncontrolling interest in the acquiree. It also provides disclosure requirements to enable users of the financial statements to evaluate the nature and financial effects of the business combination. It is effective for fiscal years beginning on or after December 15, 2008 and will be applied prospectively. We are currently evaluating the impact of adopting SFAS No. 141R on our consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51" ("SFAS No. 160”). SFAS No. 160 requires that ownership interests in subsidiaries held by parties other than the parent, and the amount of consolidated net income, be clearly identified, labeled, and presented in the consolidated financial statements. It also requires once a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value. Sufficient disclosures are required to clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. It is effective for fiscal years beginning on or after December 15, 2008 and requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements shall be applied prospectively. We are currently evaluating the impact of adopting SFAS No. 160 on our consolidated financial statements.

In March 2008, FASB issued Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities - an amendment to FASB Statement No. 133.” The use and complexity of derivative instruments and hedging activities have increased significantly over the past several years. Constituents have expressed concerns that the existing disclosure requirements in FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” do not provide adequate information about how derivative and hedging activities affect an entity’s financial position, financial performance, and cash flows. Accordingly, this Statement requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In May 2008, the FASB issued Statement No. 162, “The Hierarchy of Generally Accepted Accounting Principles.”  This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy).  This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “the Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.”

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(n) Recent Accounting Pronouncements (continued)

PART I.   In May 2008, the FASB issued Statement No. 163 “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60.”  The premium revenue recognition approach for a financial guarantee insurance contract links premium revenue recognition to the amount of insurance protection and the period in which it is provided. For purposes of this statement, the amount of insurance protection provided is assumed to be a function of the insured principal amount outstanding, since the premium received requires the insurance enterprise to stand ready to protect holders of an insured financial obligation from loss due to default over the period of the insured financial obligation.  This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008.

3.  ACCOUNTS RECEIVABLE

The receivables and allowance balances at September 30, 2008 and December 31, 200 7 are as follows:

	September 3 0 , 200 8	December 31, 2007

Accounts receivable	$2,373,675	$3,477,249
Less: allowance for doubtful accounts	217,483	202,436
Accounts receivable, net	$2,156,192	$3,274,813

.

4.  COMPENSATED ABSENCES

Employees of the Company are entitled to be compensated for absences depending on job classification, length of service, and other factors.  At September 30, 2008 and December 31, 2007 , the minimal amounts unused by employees could not be estimated, and accordingly, no provision is recorded.

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

5.  CONCENTRATIONS, RISKS AND UNCERTAINTIES

The Company has two suppliers constituting greater than 10% of the Company’s purchasing volume. Huanlong Electronic Co. Ltd. comprised 11% in the period ending September 30, 2008 and Gaosi Electronic Co. Ltd., which comprised 10% in 2008 of its manufacturing cost. In the period ending September 30, 2007, two suppliers constituted greater than 10% of the Company’s purchasing volume. Huanlong Electronic Co. Ltd. comprised 11% of purchases in the period ending September 30, 2008, and Gaosi Electronic Co. Ltd. comprised 10% of purchases in the period.

The Company's concentration of business with customers constituting greater than 10% includes Xuji Electric Co. Ltd which represented 24.3% of the company's business in the period ending September 30,2008 verse 24.3% likewise in 2007.

As part of the production process, the Company may be required by its suppliers to advance funds under short-term agreements for tooling and other pre-production costs.  The loans are generally unsecured and may carry interest at the prevailing market rate for short-term instruments.  Such tooling is in most cases owned by the suppliers, and is a value primarily for the specific needs of the Company’s customers.  The Company in turn requires its customers to provide a non-refundable down payment to cover such startup costs.  In the event that a supplier is unable to fulfill its production agreements with the Company, management believes that other suppliers can be found for the Company’s products.  However, a change in suppliers would cause a delay in the production process, and could result in loss of tooling deposits and other supplier advances, which could negatively affect the Company’s operating results.  At September 30, 2008 and 2007, the balance of advances owed to the Company is $ 0 and $ 0, respectively.

6.  TAXES PAYABLE

Taxes payable consist of the following:

	SEPTEMBER 30,	SEPTEMBER 30,
	2008	2007

Income tax payable	$29,717	$93,669

Total	$29,717	$93,669

SHANGHAI DETRON ELECTRIC AND ELECTRONICS CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

7.  INCOME TAXES

(a) Corporation Income Tax (“CIT”)

Detron is governed by the Income Tax Laws of the PRC. The PRC federal statutory tax rate is 30% and the local tax rate is 3%.

(b) Value Added Tax (“VAT”)

In accordance with the relevant taxation laws in the PRC, the normal VAT rate for domestic sales is 17%, which is levied on the invoiced value of sales and is payable by the purchaser. The Company is required to remit the VAT it collects to the tax authority.

The value added tax refundable presents the VAT that the Company paid for the purchasing products and can be used to deduct the VAT related to the sale of products.

8.  COMMITMENTS AND CONTINGENCIES

The Company has no commitments as of September 30, 2008 and September 30, 2007